FOURTH AMENDMENT AGREEMENT


     THIS FOURTH AMENDMENT AGREEMENT (as amended from time to time, this "Agreement"), dated as of September 15, 2000 (the "Fourth Amendment Closing Date") among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), the lenders listed on the signature pages hereof(each individually referred to herein as a "Lender" and, collectively, the "Lenders"), TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement with the certain of the Lenders and the Administrative Agent dated as of September 1, 1998 (as amended to but excluding the date hereof, the "Existing LSA" and, as amended hereunder, "Amended LSA"), pursuant to which the Lenders agreed to make loans to GSRP in accordance with the terms of the Existing LSA;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA unless otherwise defined herein;

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA, as described and set forth below;

     NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders,' and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders and GSRP hereby agree as follows:

     1.    Amendments.   The parties hereto agree that the  Existing LSA is, and
shall be deemed to be, amended and modified as follows:

           (a) The definition of "Completion Date" in the Existing LSA for the Steamboat Project is changed from September 1, 2000 to October 23, 2000.

           (b) The definition of "Steamboat Commercial Unit" in the Existing LSA shall include the so-called "Parking Unit."

           (c) The clause (a) of the definition of "Release Price" in the Existing LSA for sales of Steamboat Quartershare Interests shall be supplemented by adding the following at the end thereof:

           ; with respect to any sale of 50% of a Steamboat Quartershare Interest (a so-called "1/8th Steamboat Quartershare Interest"), the Release Price shall be the greater of (y) 50% of whatever the Release Price would have been for the full Steamboat Quartershare Interest in respect thereof or (z) prior to the payment in full of the Steamboat Obligations, 50% of the sales price in respect thereof (net of any brokerage commissions or other customary costs of such sale) and, after the payment in full of the Steamboat Obligations, 25% of the sales price in respect thereof (net of any brokerage commissions or other customary costs of such sale),

           (d)    There  is  hereby  added   at  the  end of  the  definition of
     "Release Price" in the Existing LSA the following:

           The Release Price for the so-called "Parking Unit" at the Steamboat Project shall be (1) the payment to the Administrative Agent of any cash payment paid to GSRP by the Steamboat Association in respect thereof, (2) the collateral assignment to the Administrative Agent of the promissory note from the Steamboat Association in respect thereof, (3) the collateral assignment to the Administrative Agent of the beneficial interest in the deed of trust securing said promissory note and (4) the payment of all proceeds in respect thereof (including, without limitation, all payments of principal and interest) to the Administrative Agent. The payments of such proceeds (including, without limitation, all payments of principal and interest) shall be treated as the payment of a Release Price in respect of a "Steamboat Commercial Unit" for purposes of Section 2.5(b)(iii) and Section 2.5(d) hereof.

           (e) The furniture, furnishings, appliances, fixtures and equipment, inventory, fittings, machinery, apparatus and personal property of every nature found on or used in connection with the "Steamboat Quartershare Units" and the "Steamboat Common Elements" (excluding those areas designated as "Steamboat Limited Common Elements" appurtenant to the "Steamboat Comercial Unit") in the Steamboat Project and conveyed by GSRP to the Steamboat Association pursuant to a Bill of Sale dated September 15, 2000 (to be owned and held by the Steamboat Association as nominee for the owners of Steamboat Quartershare Interests) are hereby released from the security interests and Liens provided for in the Existing LSA and other Steamboat Security Documents and the Administrative Agent, at the sole cost and expense of GSRP, will execute and deliver to GSRP for recordation such UCC-3 financing statements and other release documents as shall be reasonably necessary to document the releases provided for in this clause
     (e), provided that, the Administrative Agent shall have a security interest and Lien under the Existing LSA and other Steamboat Security Documents in and to the Borrower's rights to said furniture, furnishings, appliances, fixtures and equipment, inventory, fittings, machinery, apparatus and personal property arising from (i) Borrower's ownership of unsold Steamboat Quartershare Interests and (ii) Borrower's having granted a security interest and Lien in said unsold Steamboat Quartershare Interests to the Administrative Agent (and Borrower hereby confirms haing granted said security interest and Lien in the Existing LSA and other Steamboat Security Documents).

           (f) For the avoidance of doubt and in confirmation of the understanding of all parties hereto, the modifications provided for in the various Steamboat Project loan documents in that certain Modification of Loan Documents executed by GSRP in favor of BankBoston, N.A. and recorded on March 22, 1999 under Reception No. 507293, in Book 756, Page 676 of the Clerk and Recorder of Routt County, Colorado are hereby rescinded and made ineffective as if never entered into.

     2.    Warranties and Representations

     GSRP hereby represents and warrants as of the date hereof as follows:

           (a) Transaction Is Legal and Authorized. The execution and delivery of this Agreement and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                  (i)    within the corporate powers of GSRP; and

                  (ii) valid and legal acts and will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under any of the Security Documents) upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

           (b) Governmental Consent. Except for consents, approvals, permits, licenses, authorizations, and registrations required in the normal course of GSRP's business, neither the nature of GSRP, or of any of its businesses or Properties, or any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Agreement and the other documents contemplated in connection herewith.

           (c) Restrictions of GSRP. GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien not permitted under the Existing LSA, as amended hereby, and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

           (d) No Defaults or Events of Default. No Default or Event of Default has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default upon the execution and delivery of this Agreement.

     3.    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT

           This Agreement shall become effective on the Fourth Amendment Closing Date upon the parties hereto executing this Agreement and upon each of the following conditions being satisfied:

           (a) Third Modification Agreement. The Administrative Agent shall have received an executed copy of the Modification Agreement No. 3 (Steamboat), a copy of which is attached hereto as Schedule A, and the same shall have been recorded in the Office of the Clerk and Recorder of Routt County, Colorado.

           (b) Canyons Declaration. The Steamboat Declaration and Resort Map shall have been recorded in the Office of the Clerk and Recorder of Routt County, Colorado and the conditions set forth in Section 3.16(a) of the Existing LSA shall have been satisfied in respect thereof.

           (c) Parking Unit Note. The "Parking Unit" Note shall have been collaterally assigned as set forth in the document attached hereto as Schedule B and endorsed and delivered to the Administrative Agent and its deed of trust shall have been recorded in the Office of the Clerk and Recorder of Routt County, Colorado and a collateral assignment thereof to the Administrative Agent (in the form of Schedule C attached hereto) shall have been executed by GSRP and recorded in the Office of the Clerk and Recorder of Routt County, Colorado.

           (d) Declarant's Rights. GSRP shall have executed and caused to be recorded in the Office of the Clerk and Recorder of Routt County, Colorado the Steamboat Assignment of Declarant's Rights set forth on Schedule D attached hereto.

           (e)    Proxy.   The proxy  in  respect  of the Steamboat Association,
     substantially in the form of Schedule E attached hereto, shall have been executed by GSRP and delivered to the Administrative Agent.


           (e) Lease Confirmation Letter. A confirmation letter in respect of the Steamboat Host Company lease, substantially in the form of Schedule F attached hereto, shall have been received by the Administrative Agent.

           (f) Notification. The notification to the Steamboat Association, substantially in the form of Schedule G attached hereto, shall have delivered to the Steamboat Association and receipt thereof acknowledged by the Steamboat Association.

           (g) Subordination Agreement. A subordination agreement, substantially in the form of Schedule H attached hereto, shall have been recorded immediately after the recordation of the Steamboat Declaration and Map.

           (h) Default Certificate. GSRP shall have executed and delivered to the Administrative Agent the no default certificate set forth on Schedule I attached hereto.

           (i) Legal Opinions. GSRP shall have delivered to the Administrative Agent the legal opinions from its Colorado counsel and its inside counsel substantially in the forms thereof set forth in Schedules J and K attached hereto.

           (j) Title Insurance. GSRP shall have caused such endorsements to the Title Insurance Policy {Blanket} in respect of the Steamboat Project to have been executed and delivered to the Administrative Agent as the Administrative Agent may reasonably request.

           (k) Steamboat Declaration. GSRP shall have executed and delivered to the Administrative Agent a copy of the Steamboat Declaration, which shall be in form and substance satisfactory to the Administrative Agent.

           (l) Bill of Sale. GSRP shall have delivered to the Administrative Agent a copy of the bill of sale evidencing the sale by GSRP to the Steamboat Association of certain furniture and furnishings in the Steamboat Project, which are to be released from the security interest and Lien of the Existing LSA and other Security Documents.

           (m) Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 11.2 of Existing LSA pursuant to invoices or other bills submitted to GSRP (including the fees and disbursements of counsel to Textron Financial Corporation).

           GSRP agrees to hold the Subordination Agreement, as executed by the Administrative Agent, referred to above and any written consent to the Steamboat Project Map executed by the Administrative Agent in escrow and not to record the same until the conditions set forth above have been satisfied or until authorized to do so by an agent or attorney of the Administrative Agent.

     4.    Miscellaneous

           (a)    Parties,  Successors  and  Assigns.   This  Agreement shall be
     binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

           (b) Governing Law. This Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

           (c) Section Headings and Table of Contents and Construction. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision.

           (d) Survival. All warranties, representations and covenants made by GSRP herein or in the Existing LSA or in any certificate or other instrument delivered by it or on its behalf under this Agreement or in the Existing LSA shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement.

           (e) Effect of Amendment. Except as explicitly amended by, or otherwise provided for in, this Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Agreement, and GSRP hereby affirms all of its obligations thereunder. Subject to the satisfaction of the conditions precedent hereto, the Administrative Agent is hereby authorized to subordinate the liens of the Steamboat Blanket Mortgage, the Steamboat Assignment of Rents and of the Security Documents in and to the Collateral related to the Steamboat Project to the Steamboat Declaration, as provided in Schedule G attached hereto, and to release the security interest and Lien in and to the aforesaid furniture and furnishings in the Steamboat Project.

           (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     [Remainder of page intentionally left blank. Next page is signature page.]

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GSRP:                                        Lender:

GRAND SUMMIT RESORT                          TEXTRON FINANCIAL
PROPERTIES, INC.                             CORPORATION



By /s/ Timothy H. Greene                     By /s/ Nicholas L. Mecca
  -----------------------                      -------------------------------
  Name: Timothy H. Greene                       Name: Nicholas L. Mecca
  Title: Vice President Real Estate             Title: Division President



                                               Lender:

                                               FOOTHILL CAPITAL CORPORATION



                                               By  /s/ Robert J. Cambora
                                                 ------------------------------
                                                 Name: Robert J. Cambora
                                                 Title: Senior Vice President

                                               FINOVA CAPITAL CORPORATION



                                               By /s/ Susan Babbitt
                                                 ------------------------------
                                                 Name: Susan Babbitt
                                                 Title: Vice President

                                               LITCHFIELD FINANCIAL CORPORATION


                                               By /s/ James A. Yearwood
                                                 ------------------------------
                                                 Name: James A. Yearwood
                                                 Title: Senior Vice President

Administrative Agent:

TEXTRON FINANCIAL CORPORATION



By /s/ Nicholas L. Mecca
   ---------------------------
  Name: Nicholas L. Mecca
  Title: Division President

AGREED AND CONSENTED TO:

L.B.O. HOLDING, INC.



By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President

MOUNT SNOW, LTD.




By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President


KILLINGTON, LTD.


By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President


SUNDAY RIVER SKIWAY CORPORATION




By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President

ASC UTAH, INC.



By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President

STEAMBOAT SKI & RESORT CORPORATION




By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President


AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.



By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name: Foster A. Stewart, Jr.
  Title: Vice President

                                   Schedule A

                          Modification Agreement No. 3

                          MODIFICATION AGREEMENT No. 3
                                   (Steamboat)

     THIS MODIFICATION AGREEMENT No. 3 (this "Agreement"), is made as of the 15th day of September, 2000, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Grantor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as Administrative Agent under that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement described below, having a mailing address of 333 East River Drive, East Hartford, Connecticut 06108.

                                R E C I T A L S :
                                 - - - - - - - -


     WHEREAS, Grantor executed and delivered to the Public Trustee of Routt County, Colorado and the Administrative Agent that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement, dated as of September 1, 1998, which was recorded September 28, 1998, under Reception No. 499719, in Book 750 at Page 1631 in the Office of the Clerk and Recorder of Routt County, Colorado (said Combination Deed of Trust, Security Agreement and Fixture Financing Statement, as amended prior to the date hereof, being referred to in this Agreement as the "Existing Deed of Trust"); and

     WHEREAS, Grantor executed and delivered to Administrative Agent that certain Assignment of Rents and Leases, dated as of September 1, 1998, which was recorded September 28, 1998, under Reception No. 499720, in Book 750 at Page 1632 in the Office of the Clerk and Recorder of Routt County, Colorado (said Assignment of Leases and Rents, as amended prior to the date hereof, being referred to in this Agreement as the "Existing Assignment of Rents") in respect of the premises described on Exhibit A attached thereto; and

     WHEREAS, Grantor, Administrative Agent and the Lenders (as defined in the Existing Deed of Trust) are, contemporaneously herewith, entering into that certain Fourth Amendment Agreement to Loan and Security Agreement, dated as of September 15, 2000, pursuant to which Grantor and Lenders are effecting certain changes in and to that certain Loan and Security Agreement dated as of September 1, 1998, as amended prior to the date hereof, and referred to in the Existing Deed of Trust as the "LSA;" and

     WHEREAS, Grantor and Grantee desire to amend the Existing Deed of Trust and the Existing Assignment of Rents.

                              A G R E E M E N T S:
                               - - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

     1.    Modification to the Existing Deed of Trust.

     Exhibit A to the Existing Deed of Trust is hereby amended and restated in its entirety as set forth on Exhibit 1 to this Agreement. Exhibit B to the Existing Deed of Trust is hereby amended and restated in its entirety as set forth on Exhibit 2 to this Agreement.

     2.    Modification to the Existing Assignment of Rents.

     Exhibit A to the Existing Assignment of Rents is hereby amended and restated in its entirety as set forth on Exhibit 1 to this Agreement.

     3.    Continued Force and Effect.

     Except as expressly provided in this Agreement, the Existing Deed of Trust and the Existing Assignment of Rent shall continue in full force and effect as provided for therein.

     4.    Miscellaneous.

     The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement. For the avoidance of doubt and in confirmation of the understanding of Grantor and Administrative Agent, the modifications provided for in the various Steamboat Project loan documents in that certain Modification of Loan Documents executed by Grantor in favor of BankBoston, N.A. and recorded on March 22, 1999 under Reception No. 507293, in Book 756, Page 676 in the Office of the Clerk and Recorder of Routt County, Colorado are hereby rescinded and are made ineffective as if never made.

                        [Next Page is the Signature Page]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

                                            GRAND SUMMIT RESORT PROPERTIES, INC.




                                            By__________________________________
                                              Name:
                                              Its:





STATE OF                            )
                                    )       ss.
COUNTY OF                           )


     The foregoing instrument was acknowledged before me this ___ day of September, 2000 by _________, _________ of Grand Summit Resort Properties, Inc., a Maine corporation, on behalf of such corporation.

                                    Before me,


                                    ____________________________________
                                    Notary Public/Attorney at Law
                                    Print Name:_________________________
                                    My commission expires:______________

                                               TEXTRON FINANCIAL CORPORATION, as
                                               Administrative Agent




                                               By_______________________________
                                                 Name:
                                                 Its:



STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



     The foregoing instrument was acknowledged before me this day of September, 2000, by ______________, the _______________ of Textron Financial Corporation, a
Delaware      corporation,      on      behalf      of     said      corporation




                                    ____________________________________
                                    Notary Public
                                    Print Name:_________________________


                                    My Commission Expires:
                                    [Seal]

                                    Exhibit 1

                         to Modification Agreement No. 3

                                    Exhibit 2

                         to Modification Agreement No. 3

See Lawyers Title Insurance Corporation Loan Title Insurance Policy No. 135-02-232932in respect of the Mortgaged Property as in effect on September 15, 2000.

                                   Schedule B

                     Assignment of Property-Related Contract

                     ASSIGNMENT OF PROPERTY-RELATED CONTRACT
                            (Steamboat - August 2000)

     THIS ASSIGNMENT OF PROPERTY-RELATED CONTRACT (this "Assignment"), is made as of the 15th day of September, 2000, by GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation having a principal place of business and a mailing address of P.O. Box 450, Sunday River Road, Bethel, ME 04217 ("Assignor"), in favor of TEXTRON FINANCIAL CORPORATION, not in its individual capacity but as Administrative Agent under the LSA (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Assignor, the Administrative Agent and the lenders that are parties thereto (the "Lenders") have entered into that certain Loan and Security Agreement (as amended, the "LSA"), dated as of September 1, 1998;

     WHEREAS, the Lenders, subject to the terms and conditions of the LSA, have agreed to make a advances (collectively, the "Loan") to Assignor in the maximum principal amount of $105,000,000;

     WHEREAS, in order to secure the Loan, Assignor has executed and delivered to Administrative Agent (i) that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement (Steamboat) (as amended from time to time, the "Blanket Mortgage") dated as of September 1, 2000 encumbering certain property therein described (the "Mortgaged Property"), including, among other things, the real estate described on Exhibit A attached hereto and made a part hereof ("Project"), and the buildings and improvements, fixtures and certain personal property now or hereafter located thereon, (ii) the LSA, and (iii) certain other documents and instruments (all amounts owing or to be owed from time to time under the Blanket Mortgage, the LSA, the Notes defined in, and issued pursuant to, the LSA and any of the other aforesaid documents and instruments, together with all other obligations of Assignor in respect thereof, being hereinafter collectively referred to as the "Indebtedness"); and

     WHEREAS, Assignor has entered into, or is the beneficiary or payee of, the agreements, contracts and instruments set forth on Schedule 1 attached hereto and desires to grant to Administrative Agent a security interest in and lien upon each of such agreements, contracts and instruments as additional security for the Indebtedness and to cause all payments to be made thereunder to be paid directly to the Administrative Agent for application to the Loan, as provided for in the LSA; and

     NOW THEREFORE, in order to induce the Lenders to enter into the Fourth Amendment Agreement of even date herewith to the LSA and to subordinate the lien of the Blanket Deed of Trust to that certain Declaration of Condominium and Plan of Quarter Share Ownership and in consideration therefor, and in consideration of Ten Dollars

($10.00) and other good and valuable consideration to Assignor paid (the receipt and sufficiency whereof are hereby acknowledged), Assignor hereby agrees as follows:

     1. As security for the Indebtedness, Assignor hereby assigns, transfers and sets over to Administrative Agent, and grants to Administrative Agent a security interest in, and lien upon, the following (collectively, the "Collateral"):

           (a) all of Assignor's right, title and interest in, to and under the agreements, contracts, and instruments set forth on Schedule 1 attached hereto and made a part hereof, together with any modifications, supplements or replacements to any of the foregoing, in each case, whether now existing or hereafter acquired (collectively, the "Assigned Agreements");

           (b)   all  of  Assignor's  rights,   powers,  privileges,  claims and
     benefits now existing or hereafter arising under any or all of the Assigned Agreements;

           (c) (i) all of Assignor's right, title and interest in and to any and all funds from time to time held pursuant to any of the Assigned Agreements, and (ii) all other funds from time to time paid or payable to Assignor, or to any other person or entity at the direction or for the benefit of Assignor, under or pursuant to any of the Assigned Agreements (including, without limitation, all payments under the Parking Unit Promissory Note (as such term is defined on Schedule 1 hereto); and

          (d)    all proceeds of the foregoing collateral.

     2. (a) This Assignment is executed only as security for the Indebtedness, and, therefore, the execution and delivery of this Assignment shall not subject Administrative Agent or any Lender to, or transfer or pass to Administrative Agent or any Lender, or in any way affect or modify, the liability of Assignor under any or all of the Assigned Agreements, it being understood and agreed that notwithstanding this Assignment, all of the obligations of Assignor to each and every other party under each and every one of the Assigned Agreements shall be and remain enforceable by such other party, its successors and assigns, only against Assignor or persons other than Administrative Agent and the Lenders and the successors and assigns of such persons, and that neither the Administrative Agent nor the Lenders have assumed any of the obligations or duties of Assignor under or with respect to the Assigned Agreements.

          (b) This Assignment shall not operate to place responsibility for the control, care, management or repair of the Project, or any part thereof, upon Administrative Agent or the Lenders, nor shall it operate to make Administrative Agent or any Lender liable for the performance or observance of any terms, conditions, covenants or agreements contained in any of the Assigned Agreements, or for any dangerous or defective condition of the Project, or for any negligence in the management, upkeep, repair or control of the Resort resulting in loss or injury or death to any tenant, occupant, licensee, employee or stranger, or for duties of Assignor under or with respect to the Assigned Agreements.

     3.   To  protect  the  security  afforded  by  this  Assignment,   Assignor
represents, warrants and agrees as follows:

          (a) Assignor will faithfully abide by, perform and discharge each and every material obligation, covenant, condition, duty and agreement which each or any of the Assigned Agreements provides are to be kept, observed or performed by Assignor;

          (b) the Assigned Agreements entered into prior to the date hereof are in full force and effect, and Assignor will take all action which might reasonably be required to keep the Assigned Agreements in full force and effect and to keep them from expiring or being canceled, rescinded or terminated;

          (c) Assignor will not amend, cancel, rescind, abridge, modify or terminate any Assigned Agreement or waive, release, discharge or consent to the release of any other party to any Assigned Agreement of or from any obligation, covenant, condition or agreement to be kept, observed or performed by such other party (except to the extent required by applicable law);

          (d) without the prior written consent of Administrative Agent, Assignor will not take any action (including, without limitation, the exercise of any right or option) which would permit, or give rise to a right permitting, any other party to any Assigned Agreement, or any other person or entity whatsoever, to cancel, rescind or terminate any Assigned Agreement (except to the extent required by applicable law);

          (e) Assignor will enforce, short of termination, the performance and observance of each and every material covenant and condition of each of the Assigned Agreements to be performed or observed by the other party or parties thereto;

          (f) at Assignor's sole cost and expense, Assignor will appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the rights, obligations, covenants, conditions, duties, agreements or liabilities of Assignor under any of the Assigned Agreements or Administrative Agent's right, title and security interest in and to the Collateral;

          (g) should Assignor fail to make any payment, do any act which this Assignment prohibits or refrain from any act which this Assignment requires, then Administrative Agent may, but shall have no obligation to (and shall not thereby release Assignor from any obligation hereunder), make such payment or do or prevent such act in such manner and to such extent as Administrative Agent may deem necessary or advisable to protect the security provided hereby, which rights of Administrative Agent shall specifically include, without limiting Administrative Agent's general powers herein granted, the right to appear in and defend any action or proceeding purporting to affect the security hereof and the rights or powers of Administrative Agent hereunder (or any of them), and also the right to perform and discharge each and every one, or any one or more, of the obligations, covenants, conditions, duties and agreements of Assignor contained in any one or more of the Assigned Agreements; and in exercising any such powers, Administrative Agent may pay necessary or advisable costs and expenses and incur and pay reasonable attorneys' fees, and Assignor will reimburse Administrative Agent for such costs, expenses and fees;

          (h) Assignor is the lawful owner of the Collateral with full right to pledge, deliver, assign and transfer the Collateral to Administrative Agent; none of the Collateral has been previously mortgaged, pledged, hypothecated or assigned, by operation of law or otherwise, whether absolutely, conditionally, collaterally or otherwise, and, so long as this Assignment is in effect, Assignor shall not further assign, transfer or otherwise encumber its interest in any of the Collateral; and

          (i) each of the Assigned Agreements is legal, valid, binding and enforceable in accordance with its terms; no party under any of the Assigned Agreements is, or with the giving of notice or the passage of time, or both, would be, in default thereunder; and all material obligations, covenants, conditions, duties and agreements have been kept, observed and performed as required thereunder.

     4. Assignor hereby irrevocably authorizes Administrative Agent, and appoints Administrative Agent the agent and attorney-in-fact of Assignor, at Administrative Agent's option, to give any and all notices and to take any and all other actions required under any of the Assigned Agreements, or to receive any funds or realize upon any other rights or benefits thereunder. Such appointment shall be deemed to be coupled with an interest. Assignor shall obtain the consent of the Steamboat Grand Resort Hotel Condominium Association, Inc. to the collateral assignment of each of the Assigned Agreements to the Administrative Agent and to making payment to the Administrative Agent of all payments under the Assigned Agreements as may be directed by the Administrative Agent in writing. Assignor agrees to endorse and deliver the Parking Unit Promissory Note to the Administrative Agent and to execute and record a collateral assignment of the Parking Unit Deed of Trust (as defined in Schedule 1 hereto) substantially in the form of Exhibit B hereto.

     5. This Assignment and all rights herein assigned to Administrative Agent shall survive the foreclosure of the Blanket Mortgage, and all estate, right, title and interest of Administrative Agent in and to the Collateral shall revert to Assignor only upon the execution of a written instrument by Administrative Agent terminating this Assignment or upon a voluntary release by Administrative Agent of the Blanket Mortgage, which release shall be delivered in connection with the payment in full of all Indebtedness.

     6. Assignor will, from time to time, do and perform any other act or acts, will execute, acknowledge, deliver and file, register, record and deposit (and will refile, reregister, rerecord and redeposit whenever required) any and all further instruments required by law or reasonably requested by Administrative Agent in order to confirm, or further assure, the interests of Administrative Agent hereunder, and will take such actions and execute such instruments and documents as Administrative Agent may reasonably request to facilitate Administrative Agent's exercise of Assignor's rights, obligations and duties under the Assigned Agreements or otherwise with respect to the Collateral.

     7. Administrative Agent may assign all or any of the rights assigned to it hereby, or arising under any of the Assigned Agreements, including, without limitation, the right to receive any or all payments due or to become due. In the event of any such assignment, such successor or assign of Administrative Agent shall enjoy all rights and privileges and be subject to all obligations of Administrative Agent hereunder.

     8. The substantive laws of the State of Colorado shall govern the validity, construction, enforcement and interpretation of this Assignment, to the extent required by principles of conflicts of laws recognized in such State; otherwise, the laws of the State of Maine shall govern.

     9. Assignor shall keep Administrative Agent reasonably informed as to the status of the Assigned Agreements and the compliance by the parties thereto with their respective obligations thereunder. Assignor shall give Administrative Agent, at the place for giving notices to Administrative Agent under the LSA,
(a) copies of all written notices or written communications to or from any party to any of the Assigned Agreements claiming any default, breach or violation by any party thereto, (b) promptly after the effectiveness thereof, copies of all material leases, contracts, permits, licenses, certificates and other documents or agreements similar in nature to any of the Assigned Agreements that may hereafter replace or amend any of the Assigned Agreements or that may hereafter come into effect, and (c) within five (5) days after request by Administrative Agent, copies of all Assigned Agreements then in effect.

     10. By its acceptance of this Assignment, Administrative Agent hereby agrees with Assignor that, so long as an Event of Default (as defined in the
LSA) has not occurred, Administrative Agent will not exercise or enforce, or seek to exercise or enforce, or avail itself of, any of the rights, powers, privileges, authorizations or benefits assigned and transferred to Administrative Agent pursuant to this Assignment, and Assignor may exercise or enforce, or seek to exercise or enforce, such rights, powers, privileges, authorizations or benefits, provided that all payments in respect of the Assigned Agreements shall be paid directly to the Administrative Agent and shall be treated and applied to the Indebtedness in the same manner as "Release Prices" in respect of "Steamboat Commercial Units", as more particularly provided for in Section 2.5 of the LSA.

     11. Administrative Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Maine with respect to the Collateral, and any other rights and remedies provided by law or equity or provided hereunder or under any other document executed in connection with the Loan.

     12. Assignor shall indemnify and hold Administrative Agent and each Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, costs and expenses (including, without limitation, attorneys' fees) to which Administrative Agent or such Lender may become exposed, or which Administrative Agent or such Lender may incur, in exercising any of its rights under this Assignment or due to the execution of this Assignment, and shall otherwise pay when due, or reimburse Administrative Agent or such Lender upon demand for, any and all costs and expenses incurred by Administrative Agent or such Lender in connection with the Indebtedness.

     13. This Assignment is not intended to create any partnership or joint venture between Assignor, Administrative Agent or the Lenders.

     14. No delay, omission or failure of Administrative Agent to exercise its rights under this Assignment upon the occurrence of any Default or Event of Default, and no waiver of any Default or Event of Default, shall be deemed to waive, exhaust or impair Administrative Agent's ability or right to exercise such rights at a later time with respect to such Default or Event of Default or with respect to any other Event of Default, as the case may be.

     15. This Assignment shall bind and inure to the benefit of the heirs, executors, administrators, personal representatives, successors and assigns of Assignor and Administrative Agent.

     16. A carbon, photographic or other reproduction of this Assignment or any financing statement relating to this Assignment shall be sufficient to be effective as a financing statement.

      [Remainder of page intentionally blank; next page is signature page]

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed as of the day and year first above written.


Signed in the Presence of:          GRAND SUMMIT RESORT PROPERTIES, INC.,
                                                     as Assignor


__________________________          By__________________________________________
Name                                  Name:
                                      Title:


__________________________
Name


STATE OF                            )
                                    )       ss.
COUNTY OF                           )


     PERSONALLY   APPEARED   the   above-named   ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

                                   Before me,


                                   ____________________________________
                                   Notary Public/Attorney at Law
                                   Print Name:_________________________
                                   My commission expires:______________

The assignments provided for herein to the Administrative Agent are hereby consented to by the undersigned. The undersigned agrees to make all payments in respect of the Assigned Agreements directly to the Administrative Agent as it may direct in writing.


STEAMBOAT GRAND RESORT HOTEL CONDOMINIUM ASSOCIATION, INC.



By__________________________
  Name:
  Title:

                                   Schedule 1

     That certain Promissory Note (the "Parking Unit Note") made by the Steamboat Grand Resort Hotel Condominium Association, Inc. to the order of the Assignor in the stated principal amount of $6,500,000 and the Deed of Trust, Assignment of Rents and Security Agreement securing the same (the "Parking Unit Deed of Trust");

                                    EXHIBIT A
                          DESCRIPTION OF REAL PROPERTY

                                    EXHIBIT B

                              COLLATERAL ASSIGNMENT

     FOR GOOD AND VALUABLE CONSIDERATION, GRAND SUMMIT RESORT PROPERTIES, INC., a Maine Corporation ("Borrower"), hereby collaterally assigns and transfers, without recourse, to Textron Financial Corporation, a Delaware corporation having a mailing address of 333 East River Drive, East Hartford, CT 06108, in its capacity as Administrative Agent under that certain Loan and Security Agreement (as amended, the "LSA"), dated as of September 1, 1998, with Borrower, as collateral for Borrower's obligations under said LSA all of Borrower's right, title and interest under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of September 15, 2000, by and between The Steamboat Grand Resort Hotel Condominium Association, Inc., a non-profit corporation organized and existing under the laws of Colorado, as Grantor and the Public Trustee of Routt County, recorded in the records of Routt County, Colorado on _________________, 2000, in Book _________ at Page _____, Reception No.
____________, pursuant to which the Grantor irrevocably granted and conveyed to the Public Trustee, in trust for the benefit of Borrower, certain property described therein to secure, inter alia, the payment of amounts due under Grantor's Promissory Note in the original principal amount of $6,500,000.


GRAND SUMMIT RESORT PROPERTIES, INC.
A Maine Corporation


By:_________________________________
   Its

                                 ACKNOWLEDGMENT


STATE OF ____________               )
                                    ) ss:
COUNTY OF ___________               )

     The foregoing instrument was acknowledgment before me this _______ day of _________, 2000 by ________________________________ as ____________________ of
GRAND SUMMIT RESORT PROPERTIES, INC.

     WITNESS my hand and seal.


                                             ___________________________________
                                             Notary Public


[SEAL]


My commission expires:_________________

                                   Schedule C

               Collateral Assignment of Parking Unit Deed of Trust

                              COLLATERAL ASSIGNMENT


                              COLLATERAL ASSIGNMENT

     FOR GOOD AND VALUABLE CONSIDERATION, GRAND SUMMIT RESORT PROPERTIES, INC., a Maine Corporation ("Borrower"), hereby collaterally assigns and transfers, without recourse, to Textron Financial Corporation, a Delaware corporation having a mailing address of 333 East River Drive, East Hartford, CT 06108, in its capacity as Administrative Agent under that certain Loan and Security Agreement (as amended, the "LSA"), dated as of September 1, 1998, with Borrower, as collateral for Borrower's obligations under said LSA all of Borrower's right, title and interest under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of September 15, 2000, by and between The Steamboat Grand Resort Hotel Condominium Association, Inc., a non-profit corporation organized and existing under the laws of Colorado, as Grantor and the Public Trustee of Routt County, recorded in the records of Routt County, Colorado on _________________, 2000, in Book _________ at Page _____, Reception No.
____________, pursuant to which the Grantor irrevocably granted and conveyed to the Public Trustee, in trust for the benefit of Borrower, certain property described therein to secure, inter alia, the payment of amounts due under Grantor's Promissory Note in the original principal amount of $6,500,000.


GRAND SUMMIT RESORT PROPERTIES, INC.
A Maine Corporation


By:_________________________________
   Its

                                 ACKNOWLEDGMENT


STATE OF ____________               )
                                    ) ss:
COUNTY OF ___________               )

     The foregoing instrument was acknowledgment before me this _______ day of _________, 2000 by ________________________________ as ____________________ of
GRAND SUMMIT RESORT PROPERTIES, INC.

     WITNESS my hand and seal.


                                             ___________________________________
                                             Notary Public


[SEAL]


My commission expires:_________________

                                   Schedule D

                   Collateral Assignment of Declarant's Rights

                   COLLATERAL ASSIGNMENT OF DECLARANT'S RIGHTS
                                   (Steamboat)

     This COLLATERAL ASSIGNMENT OF DECLARANT'S RIGHTS (this "Agreement") is made as of the 15th day of September, 2000.

     1. Background. Textron Financial Corporation, a Delaware corporation having a principal place of business at 333 East River Drive, East Hartford, Connecticut 06108 ("Administrative Agent"), in its capacity as administrative agent under that certain Loan and Security Agreement (as amended, the "LSA"), dated as of September 1, 1998 among Grand Summit Resort Properties, Inc., a Maine corporation having a principal place of business at P.O. Box 450, Sunday River Road, Bethel, ME 04217 (the "Borrower"), and the lenders that are parties thereto is the holder (on behalf of the aforesaid lenders) of a certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement (Steamboat) given by the Borrower, dated as of September 1, 1998, and recorded in Routt County, Colorado (the "Land Records") in Book 750, Page 1631 (as amended from time to time, the "Deed of Trust"). The Borrower is the declarant (the "Declarant") under that certain Declaration of Condominium and Plan of Quarter Share Ownership, more particularly described on Schedule 1 attached hereto (as amended from time to time, the "Declaration"), relating to the Steamboat Project, as defined in the LSA and more particularly described on Exhibit A hereto (the "Project").

     Except as otherwise specifically stated herein, capitalized terms used herein without definition shall have the meaning given to such terms in the Declaration.

     In consideration of the foregoing, and of the mutual promises and covenants herein contained and contained in the LSA, the Administrative Agent and the Declarant have entered into this Agreement.

     2. Confirmation of the Deed of Trust. The Declarant hereby acknowledges and confirms that, in granting the Deed of Trust to the Administrative Agent and entering into the LSA with the Administrative Agent and the lenders that are parties thereto, Declarant granted to the Administrative Agent a security interest in all of Declarant's rights and interests with respect to the property described in the Deed of Trust and the LSA. Declarant does hereby unconditionally and irrevocably grant to Administrative Agent a security interest in and a lien upon, and collaterally assign, Declarant's rights as a declarant under the Declaration and all other rights which are reserved to the Declarant in the Declaration, including, without limitation, Declarant's rights under Section 5.1, Section 15.5 and Article 16 of the Declaration and Declarant's development rights and special declarant rights (as such terms are defined in the Colorado Common Interest Ownership Act, as amended)(collectively, the "Declarant's Rights"). The aforesaid grant is hereby made for the purpose of securing the payment and performance of the obligations of Declarant under the Deed of Trust and the LSA, and the terms and provisions of the Deed of Trust and the LSA are incorporated herein by reference, as if set forth at length herein. Such grant is in addition to and not in substitution for any rights which the Administrative Agent and/or the lenders that are parties to the LSA may now have or hereafter acquire under the law of the State in which the Project is situated.

     3.    Additional Covenants of  Declarant.   The  Declarant  hereby  further
covenants and agrees with Administrative Agent as follows:

           3.1 That the Declarant will not, without the prior written consent of Administrative Agent: (a) exercise any of the Declarant's Rights in any manner that materially and adversely affects the operation of Mortgaged Property (as defined in the Deed of Trust) or the Project situated thereon (provided, however, for the sake of clarity, Declarant shall not be required to obtain the prior written consent of Administrative Agent to exercise any of its Declarants' Rights to complete construction of the first phase of the Project and complete development and construction of the second phase of the Project), (b) take any action, or omit any action, the result of which taking or omission would be the loss, abridgment or termination of any of such Declarant's Rights or (c) amend or modify, or approve any amendment or modification of, the Declaration that would modify or amend any right or remedy provided for in Article 8 or in Sections 14.11, 14.12 or 14.13 or Article 16 of the Declaration.

           3.2 That the Declarant shall fully perform all obligations, duties, agreements and conditions to be performed by the Declarant under the terms and provisions of the Declaration and under the laws of the State in which the Project is situated, and that the Declarant shall provide Administrative Agent with such evidence of such performance as Administrative Agent may reasonably request from time to time.

           3.3 The Declarant acknowledges and agrees that Administrative Agent is not responsible for any of the obligations or liabilities of the Declarant under the Declaration and the applicable laws of the State of Colorado, including without limitation, any obligation or liability of any kind to any purchaser of quartershare interests, residential units or commercial units at the Mortgaged Property, and Declarant specifically acknowledges and agrees that in executing this Agreement Administrative Agent makes no warranties or covenants to any person or party as to title, merchantability, fitness for any particular purpose, physical condition, or otherwise, as to the Mortgaged Property, or any portion thereof, whether such be express or implied. The Declarant further acknowledges and agrees that neither the execution of this Agreement by Administrative Agent nor the execution of the Deed of Trust, the LSA or any other agreement or instrument in connection therewith shall relieve the Declarant from any of its obligations or duties under the Declaration or the applicable laws of the State of Colorado, and that Administrative Agent shall have no duties or obligations under the Declaration or under the applicable laws of the State of Colorado until such time as it should succeed to the status of Declarant in accordance with the Declaration or pursuant to a deed in lieu of foreclosure under the Deed of Trust or otherwise by law, equity or agreement.

          3.4 The Declarant hereby warrants to Administrative Agent that as of the date hereof, except as previously disclosed in writing to the Administrative Agent, (a) it has not executed any prior conveyance or assignment of any Declarant's Rights or other rights reserved by it in the Declaration; (b) that it has not performed any acts nor executed any instruments which might prevent Administrative Agent from exercising the terms and provisions of the Deed of Trust, the LSA, this Agreement or any other document executed and delivered by Declarant to Administrative Agent or which would limit Administrative Agent in the exercise of its rights thereunder or hereunder; (c) that as of the date hereof, the Declarant is the sole owner of the Declarant's Rights; and (d) that the Declarant's Rights have been validly created and reserved in accordance with all applicable requirements of the laws of the State in which the Project is situated.

     4. Miscellaneous. This Agreement, and the covenants, conditions, warranties, and representations herein contained, shall inure to and bind the successors and assigns of the Declarant and Administrative Agent. Wherever used, the singular number shall include the plural, and the use of any gender shall be applicable to all genders. If any obligation or portion of this Agreement is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof. This Agreement is to be construed under the laws of the State of Colorado. All covenants, conditions, provisions, warranties, and other undertakings of Declarant contained in this Agreement, or in the Deed of Trust, LSA or any other agreement executed and delivered by Declarant in connection therewith, heretofore, concurrently or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of Declarant herein contained. The failure or delay of Administrative Agent to exercise or enforce any rights, liens, powers or remedies hereunder or under any of the aforesaid agreements shall not operate as a waiver of such liens, rights, powers and remedies, but all such liens, rights, powers and remedies shall continue in full force and effect. All liens, rights, powers and remedies herein provided for are cumulative and none are exclusive. Declarant shall do any and all things necessary, or take any action requested by Administrative Agent, to carry out the intent of this Agreement. Upon the full and final payment of the Indebtedness, the Admininistrative Agent shall (at the sole cost and expense of the Declarant) promptly execute and deliver to Declarant a voluntary release and termination of this Agreement in recordable form.

     5. Duplicate Originals, Execution in Counterpart. Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

      [Remainder of page intentionally blank; next page is signature page]

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date and year first above written.



Signed and Acknowledged                     GRAND SUMMIT RESORT
in the Presence of:                         PROPERTIES, INC.




____________________                        By__________________________________
Name:                                         Its:


____________________
Name:




STATE OF                            )
                                    )       ss.
COUNTY OF                           )


     PERSONALLY   APPEARED   the   above-named   ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,


                                            ____________________________________
                                            Notary Public/Attorney at Law
                                            Print Name:_________________________
                                            My commission expires:______________

Signed and Acknowledged                     TEXTRON FINANCIAL
as in the Presence of:                      CORPORATION, Administrative Agent




_________________________                   By________________________________
Name:                                         Its:


_________________________
Name:




STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



     The  foregoing  instrument  was  acknowledged  before  me this  ____ day of
_______________,   2000,  by  ______________,  the  _______________  of  Textron
Financial Corporation, a Delaware corporation, on behalf of said corporation.




                                            ____________________________________
                                            Notary Public
                                            My Commission Expires:

                                   SCHEDULE 1

Declaration of Condominium and Plan of Quarter Share Ownership, dated __________, recorded on _______________, at Reception No. ________ in the Office
of the Clerk and Recorder of Routt County, Colorado, together with that certain map entitled ["__________________________"], dated ________, and recorded as
Plan Number __________ in the Office of the Clerk and Recorder of Routt County, Colorado.

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                   Schedule E

                                      Proxy

                                      PROXY

     This PROXY, dated as of September 15, 2000, is granted by GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Grantor"), having an office in Bethel, Maine, to TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Grantee"), not in its individual capacity but as administrative agent for the lenders (collectively, the "Lenders") under that certain Loan and Security
Agreement, dated as of September 1, 1998, among Grantor, Grantee and such Lenders (as amended from time to time, the "LSA").


                                R E C I T A L S:

     A. Grantor, the Lenders and Grantee have entered into the LSA pursuant to which the Lenders have agreed, upon the terms and conditions set forth therein, to lend to Grantor up to $105,000,000.

     B. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the LSA.

     C.    Grantor is  the owner  of  certain  unsold  Quartershare   Interests,
Residential Units and Commercial Units in the Steamboat Project.

     D. As the owner of such unsold Quartershare Interests, Residential Units and Commercial Units, Grantor has the right to vote on certain matters as more particularly described in the Declaration of Condominium and Plan of Quartershare Ownership recorded on ________, 2000, in Reception No. ____ of the real property records of Routt County, Colorado and the By-Laws in respect thereof.

     NOW, THEREFORE, in order to induce the Lenders to enter into the Fourth Amendment Agreement to the LSA and to make Advances to Borrower pursuant to the LSA, and in consideration therefor, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Grantor hereby unconditionally and irrevocably appoints Grantee (with full right of substitution), by and through any officer thereof, to vote in the name and in the place of Grantor, on all matters with respect to which owners of Quartershare Interests, Residential Units and Commercial Units in the Steamboat Project may be entitled to vote, with the same force and effect as Grantor, at all and any times during the existence of an Event of Default under the LSA or in connection with any material casualty, taking or condemnation of the Steamboat Project or any part thereof. The appointment provided for herein shall be irrevocable. Grantor shall, upon the request of Grantee, promptly file this Proxy with the Secretary of the Steamboat Grand Resort Hotel Condominium Association, a Colorado non-profit corporation. An affidavit provided to the Secretary of such Association by Grantee as to the existence of any Event of Default under the LSA or in respect of any material casualty, taking or condemnation of the aforesaid Project or any part thereof shall be sufficient proof for this Proxy to at once become operative and the Secretary may rely on such affidavit. Grantor shall do all such other things (including, without limitation, executing new Proxies in favor of Grantee from time to time) in order to comply with the Declaration and By-Laws of such Association.

     It  is  the   intention  of  Grantor  that  this  Proxy  comport  with  the requirements of the By-Laws of the aforesaid Association in respect of proxies.


                                            GRANTOR:

                                            GRAND SUMMIT RESORT PROPERTIES, INC.



                                            By:_________________________________
                                               Name:
                                               Title:



STATE OF ______________________
COUNTY OF _____________________                              ________ ____, 2000


     PERSONALLY   APPEARED   the   above-named   ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,



                                            Notary Public/
                                            Attorney at Law



                                            ____________________________________
                                            Print Name:_________________________


                                            My commission expires:
                                            (Seal)

                                   Schedule F

                      Commercial Lease Confirmation Letter

                       STEAMBOAT SKI & RESORT CORPORATION





                                                              September 15, 2000


Textron Financial Corporation, as Administrative
 Agent
333 East River Drive
East Hartford, CT 06108

     Re: Lease Agreement dated as of September 3, 1998 by and between Grand Summit Resort Properties, Inc.and Steamboat Ski & Resort Corporation for the commercial condominium units at the Steamboat Grand Resort Hotel Condominium Condominium

Dear Ladies and Gentlemen:

     At the request of Grand Summit Resort Properties, Inc., we hereby confirm to you that the above-captioned Lease Agreement is in full force and effect, no default of Grand Summit Resort Properties, Inc. exists thereunder of which we are aware and we acknowledge that Grand Summit Resort Properties, Inc. has collaterally assigned the above-captioned Lease Agreement to you and that all payments of rent thereunder are to be made to you as you may direct, in writing.

                                   Sincerely,

                                   Schedule G

                             First Mortgagee Letter

                          TEXTRON FINANCIAL CORPORATION
                              333 East River Drive
                             East Hartford, CT 06108




                                                              September 15, 2000
VIA HAND DELIVERY

Steamboat Grand Resort Hotel Condominium Association, Inc.
2300 Mt. Werner Circle
Steamboat Springs, Colorado 80487

Dear Ladies and Gentlemen:

     The undersigned, in its capacity as administrative agent on behalf of certain lenders, is the holder of a Deed of Trust, Security Agreement and Fixture Financing Statement, dated as of September 28, 1998, and recorded on September 28, 1998 at Reception Number 499719 in Book 750 at Page 1631 in the office of the Clerk and Recorder of Routt County, Colorado, as amended from time to time. Said Deed of Trust, Security Agreement and Fixture Financing Statement encumbers all condominium units and quartershare estates created by that certain Declaration of Condominium and Plan of Quartershare Ownership recorded at Reception No. ___ of the Clerk and Recorder of Routt County, Colorado. The name and address of the beneficiary of the aforesaid Deed of Trust, Security Agreement and Fixture Financing Statement is:

             Textron Financial Corporation, as Administrative Agent
                              333 East River Drive
                             East Hartford, CT 06108
                            Attention: Robert Edelson

     The name of the owner of the aforesaid condominium units and quartershare estates is Grand Summit Resort Properties, Inc.

     The aforesaid Deed of Trust, Security Agreement and Fixture Financing Statement is a first priority deed of trust.

     Textron Financial Corporation hereby requests that all notices of actions provided for in Section 8.3 of the aforesaid Declaration be given to it.

     The undersigned, in its capacity as administrative agent on behalf of certain lenders, is the collateral assignee of a Deed of Trust, dated as of September 15, 2000, and recorded on September 15, 2000 at Reception Number ______ in the office of the Clerk and Recorder of Routt County, Colorado, as
amended from time to time. Said Deed of Trust encumbers the "Parking Unit"created by that certain Declaration of Condominium and Plan of Quartershare Ownership recorded at Reception No. ___ of the Clerk and Recorder of Routt County, Colorado. The name and address designated for notice by the beneficiary of the aforesaid Deed of Trust is:

             Textron Financial Corporation, as Administrative Agent
                              333 East River Drive
                             East Hartford, CT 06108
                            Attention: Robert Edelson

     The name of the owner of the aforesaid Parking Unit is Steamboat Grand Resort Hotel Condominium Association, Inc.

     The aforesaid Deed of Trust is a first priority deed of trust.

     Textron Financial Corporation hereby requests that all notices of actions provided for in Section 8.3 of the aforesaid Declaration be given to it.

                                   Sincerely,

Receipt Acknowledged:

STEAMBOAT GRAND RESORT HOTEL CONDOMINIUM ASSOCIATION, INC.



By_____________________________
  Name:
  Title:

Date: September __, 2000

                                   Schedule H

                             Subordination Agreement

                             SUBORDINATION AGREEMENT

     KNOW ALL BY THESE PRESENTS:

     THAT, WHEREAS, GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Borrower") executed

     (a) that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement (Steamboat) (the "Deed of Trust"), dated as of September 28, 1998 and recorded on September 28, 1998 under Reception No. 499719 in Book 750 at Page 1631 in the Office of the Clerk and Recorder of Routt County, Colorado, securing indebtedness (the "Indebtedness") evidenced by

            1. Steamboat Construction Project Advance Note dated September 28, 1998 in favor of Textron Financial Corporation in the stated principal amount of $22,000,000 (subject to adjustments which may not increase the amount of said Note in excess of $40,000,000) and also securing a junior tranche of indebtedness of $10,000,000

            2. Steamboat Inventory Advance Note dated September 28, 1998 in favor of Textron Financial Corporation in the stated principal amount of $18,600,000 (subject to adjustments which may not increase the amount of said Note in excess of $30,000,000)

            3. Canyons Construction Project Advance Note dated September 28, 1998 in favor of Textron Financial Corporation in the stated principal amount of $11,300,000 (subject to adjustments which not increase the amount of said Note in excess of $40,000,000)

            4. Canyons Inventory Advance Note dated September 28, 1998 in favor of Textron Financial Corporation in the stated principal amount of $11,300,000 (subject to adjustments which may not increase the amount of said Note in excess of $40,000,000)

            5. Steamboat Construction Project Advance Note dated September 28, 1998 in favor of Green Tree Financial Servicing Corporation (assigned to Conseco Finance Servicing Corporation and further assigned to Foothill Capital Corporation) n the stated principal amount of $16,450,000 (subject to adjustments which not increase the amount of said Note in excess of $30,000,000)

            6. Steamboat Inventory Advance Note dated September 28, 1998 in favor of Green Tree Financial Servicing Corporation (assigned to Conseco Finance Servicing Corporation and further assigned to Foothill Capital Corporation) in the stated principal amount of $16,450,000 (subject to adjustments which may not increase the amount of said Note in excess of $30,000,000)

            7. Canyons Construction Project Advance Note dated September 28, 1998 in favor of Green Tree Financial Servicing Corporation (assigned to Conseco Finance Servicing Corporation and further assigned to Foothill Capital Corporation) in the stated principal amount of $8,500,000 (subject to adjustments which not increase the amount of said Note in excess of $30,000,000).

            8. Canyons Inventory Advance Note dated September 28, 1998 in favor of Green Tree Financial Servicing Corporation (assigned to Conseco Finance Servicing Corporation) in the stated principal amount of $8,500,000 (subject to adjustments which may not increase the amount of said Note in excess of $30,000,000).

            9. Steamboat Construction Project Advance Note dated June 24, 1999 in favor of Litchfield Financial Servicing Corporation in the stated principal amount of $5,500,000 (subject to adjustments which may not increase the amount of said Note in excess of $10,000,000)

            10. Steamboat Inventory Advance Note dated June 24, 1999 in favor of Litchfield Financial Servicing Corporation in the stated principal amount of $5,500,000 (subject to adjustments which may not increase the amount of said Note in excess of $10,000,000)

            11. Canyons Construction Project Advance Note dated June 24, 1999 in favor of Litchfield Financial Servicing Corporation in the stated principal amount of $2,850,000 (subject to adjustments which may not increase the amount of said Note in excess of $10,000,000)

            12. Canyons Inventory Advance Note dated June 24, 1999 in favor of Litchfield Financial Servicing Corporation in the stated principal amount of $2,850,000 (subject to adjustments which may not increase the amount of said Note in excess of $10,000,000)

            13. Canyons Construction Project Advance Note dated June 24, 1999 in favor of Finova Capital Corporation in the stated principal amount of $30,000,000

            14. Canyons Inventory Advance Note dated June 24, 1999 in favor of Finova Capital Corporation in the stated principal amount of $30,000,000 which Deed of Trust was recorded on September 28, 1998, at Reception Number 499719 in Book 750 at Page 1631 of the real property records of Routt County, Colorado, for the use of the Administrative Agent on behalf of certain lenders and creditors referred to therein and which Mortgage is a lien against the property described herein (the "Property") and

            (b) that certain Assignment of Rents and Leases (the "Assignment of Rents"), dated as of September 28, 1998, securing the Indebtedness, which Assignment of Rents was recorded on September 28, 1998 at Reception Number 499720 in Book 750 at Page 1632 of the real property records of Routt County, Colorado, for the benefit of the Administrative Agent on behalf of certain lenders and creditors referred to therein and which Assignment of Rents is a lien against certain leases, rents, profits, and other income revenues or payments in respect of the Property; and

            (c) the LSA for the benefit of the lenders and other creditors referred to therein and which LSA creates a security interest and lien in respect of the Property and all improvements now and hereafter located thereon including all facilities, roadways, furnishings, equipment and all other appurtenances thereunto belonging; and

    WHEREAS, the Borrower has executed a Declaration of Condominium and Plan of Quartershare Ownership and recorded the same on September ___, 2000, in Book _______, at Page _______, of the real property records of Routt County, Colorado (the "Declaration"), and Borrower has executed that certain Condominium Map and Plat and recorded the same on September __, 2000, in Book ____, at Page_____ of the real property records of Routt County, Colorado (the "Map"); and

    WHEREAS, Borrower intends to develop the Property as an interval interest resort including the sale and conveyance of interval interests under Colorado law and in connection therewith Borrower has executed the Declaration to subject the property to such regime; and

    WHEREAS, Borrower has requested the Administrative Agent to consent to, join in, and subordinate the lien of its Deed of Trust, Assignment of Rents and LSA to the Declaration which the Administrative Agent, acting on behalf of the lenders under the LSA, is willing to do, provided that (a) its Deed of Trust, Assignment of Rents and LSA shall otherwise be and remain a first lien against the Condominium Units, including, furnishings, equipment and all other appurtenances thereunto belonging, created by the Declaration and subject to any other encumbrances and releases expressly permitted under the Deed of Trust, Assignment of Rents or LSA, (b) its Deed of Trust, Assignment of Rents and LSA shall otherwise be and remain a first lien against all of the other property of the Borrower described in the Deed of Trust, Assignment of Rents, and LSA (including, without limitation, the rights of the Borrower in and to the unreleased quartershare interests, residential units, commercial units, development rights and special declarant rights that arise as a result of the recordation of the Declaration, the purchase and sale agreements in respect thereof and all of the proceeds in respect thereof )and (c) all payments in respect to of the Lease Agreement dated as of September 3, 1998, between Grand Summit Resort Properties, Inc. as lessor and Steamboat Ski Resort Corporation as lessee, between the Borrower and Steamboat Grand Resort Hotel Condominium Condominium Association , Inc. and that certain promissory note from Steamboat Grand Resort Hotel Condominium Condominium Association, Inc. to the Borrower in the stated principal amount of $6,500,000, shall continue to be made directly to the Administrative Agent free and clear of any claim thereto under the Declaration.

    NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, the undersigned Administrative Agent hereby consents to and joins in the execution and recording of the Declaration and Map and agrees that the lien of its Deed of Trust, Assignment of Rents, and LSA, to the extent above described, shall be and hereby are made subordinate, secondary, and subject to the Declaration and to the Map, as each may be amended in accordance with its terms from time to time, and to the effect thereof (including without limitation the creation of Common Elements).

Further, Administrative Agent agrees to execute such additional evidence of subordination of its Deed of Trust, Assignment of Rents and LSA as may be reasonably requested by Borrower (at Borrower's sole cost).

By execution and recording of this Subordination Agreement, the Administrative Agent agrees and acknowledges that the Property described in the Deed of Trust and Assignment of Rents shall hereinafter be described in accordance with the Map and the Declaration.

Dated this _____ day of September, 2000


                                          TEXTRON FINANCIAL CORPORATION, as
                                          Administrative Agent

                                          By____________________________________
                                            Name:
                                            Its:

STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



    The foregoing instrument was acknowledged before me this day of September, 2000, by ______________, the _______________ of Textron Financial Corporation, a
Delaware      corporation,      on      behalf      of     said      corporation


                                                ________________________________
                                                Notary Public
                                                Print Name:

                                                My Commission Expires:
                                                [Seal]

                                   Schedule I

                               Default Certificate

                             CERTIFICATE OF OFFICER
                GRAND SUMMIT RESORT PROPERTIES, INC., AS BORROWER


     I, ____________________, hereby certify that I am the _______ of GRAND SUMMIT RESORT PROPERTIES, INC. (the "Borrower"), a Maine corporation, and that, as such, I am authorized to execute and deliver this Certificate in the name and on behalf of the Borrower, and that:

     1. This certificate is being delivered to Textron Financial Corporation, as Administrative Agent, pursuant to Section 3.16 of the Borrower's Loan and Security Agreement (as amended, the "LSA"), dated as of September 1, 1998 with Textron Financial Corporation, as Administrative Agent, Textron Financial Corporation, as a lender, and the other lenders party thereto. The terms used in this Certificate and not defined herein shall have the respective meanings ascribed to them in the LSA.

     2.    No Default or Event of Default exists under the LSA.

     IN WITNESS WHEREOF, I have executed this Certificate in the name and on behalf of the Borrower and under its corporate seal this ____ day of September, 2000.




                                                  ______________________________
                                                  Name:

                                   Schedule J

                         Form of Colorado Legal Opinions

                                                                          (Date)


Textron Financial Corporation, as Administrative Agent and on behalf of the Lenders (as defined below)
333 East River Drive
East Hartford, CT 06108


     Re: Loan and Security Agreement (as amended from time to time, the "LSA") among Textron Financial Corporation, as Administrative Agent, ("Administrative Agent"), Grand Summit Resort Properties, Inc., as borrower ("Borrower"), Textron Financial Corporation, as lender, and the other lenders party thereto (Textron Financial Corporation and the other lenders are referred to, collectively, as the "Lenders"), dated as of September 1, 1998 - $145,000,000 loan facility (the "Loan")

Ladies and Gentlemen:

     We are Colorado counsel for the Borrower and Grand Summit Steamboat Condominium Association, Inc., a Colorado nonprofit corporation (the "Steamboat Association"). Capitalized term used but not defined herein are used with the meanings assigned to them in the LSA.

     In connection with the transactions contemplated by the LSA, we have represented the Borrower with respect to certain Colorado matters. In connection with the establishment of a condominium and quartershare regimen at the Steamboat Project we have represented the Steamboat Association.

     You have requested that we opine (1) as to the continued enforceability of the Steamboat Blanket Mortgage and certain other Security Documents in respect of the Steamboat Project after giving effect to the Administrative Agent's execution and delivery of that certain Subordination Agreement of even date herewith, as contemplated in Section 3.16 of the LSA, and the execution and delivery by the parties to the LSA of the Fourth Amendment Agreement of even date herewith, (2) as to the enforceability of certain licenses and financing documents to be entered into by the Steamboat Association and (3) on the legal sufficiency of those certain documents executed and recorded by the Borrower relating to the condominium and quartershare regimen being established at the Steamboat Project under the Colorado Common Ownership Interest Act, as amended and the Colorado Condominium Ownership Act, as amended (collectively, the "Acts").

     In connection with our representation of the Borrower and the Steamboat Association and for purposes of this opinion, we have made such investigations of law and fact as we have deemed necessary and relevant as a basis for our opinion hereinafter set forth, and have examined originals or copies identified to our satisfaction of the following documents:

          (a) the LSA including the Fourth Amendment Agreement thereto;

          (b) the Blanket Mortgage for the Steamboat Project;

          (c) the Assignment of Rent for the Steamboat Project;

          (d) the Subordination Agreement of even date herewith executed by the Administrative Agent;

          (e) the Assignment of Declarant's Rights for the Steamboat Project,

          (f) Declaration of Condominium and Plan of Quarter Share Ownership ("Declaration") to be recorded in the real property records of Routt County, Colorado;

          (g)  Bylaws  of  The   Steamboat   Grand  Resort   Hotel   Condominium
     Association, Inc. (the "Bylaws");

          (h) Articles of Incorporation of [Grand Summit Steamboat Condominium Association, Inc.] (the "Articles of Incorporation");

          (i) a Promissory Note (the "Parking Unit Note") made by the Steamboat Association to the order of Borrower in the stated principal amount of $6,500,000 and the Deed of Trust, Assignment of Rents and Security Agreement securing the same (the "Parking Unit Deed of Trust;" the Parking Unit Note and the Parking Unit Deed of Trust are referred to herein, collectively, as the "Parking Unit Financing Documents");

          (j) Collateral Assignment (the "Collateral Assignment") of the Parking Unit Financing Documents.

     In rendering our opinion, we have made such investigations of law as we have deemed necessary and relevant as a basis for our opinion, and we have assumed, with your concurrence, the following:

          (i) the authenticity of all documents submitted to us as originals;

          (ii) the conformity of any documents submitted to us as copies to their respective authentic originals;

          (iii) the authenticity of all signatures (other than those of officers and directors of Borrower or the Steamboat Association);

          (iv) as to each Person other than the Borrower and the Steamboat Association, the power and authority of such Person to execute and deliver, and the due authorization, execution and delivery by such Person of, all documents, instruments and agreements to which such Person is a party; and

          (v) that the Borrower is the owner of the Collateral and has rights therein.

     In addition, in rendering our opinion, we have made no independent investigation as to any matter of fact in any opinion contained herein nor have we independently verified any information obtained from the officers of the Borrower, except as set forth herein.

     Based upon the foregoing, it is our opinion that:

     2. The Blanket Mortgage, the Assignment of Rents, the Assignment of Declarant's Rights for the Steamboat Project and Collateral Assignment constitute, to the extent Colorado law is applicable thereto, the valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles affecting the availability of equitable remedies.

     The Parking Unit Financing Documents constitute, to the extent Colorado law is applicable thereto, the valid and binding obligations of the Steamboat Association, enforceable in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles affecting the availability of equitable remedies.

     3. The Parking Unit Note does not bear a rate of interest, require a calculation of the accrual of interest or provide for any other charges or for the application of payments which contravene any usury law or other law or statute of the State of Colorado which regulates or limits the amount of interest that may be contracted for or charged, the calculation of such interest or the application of payments to principal, interest and other charges.

     4. Each of the Blanket Mortgage and the Assignments of Rent for the Steamboat Project continues to be effective to create a valid and enforceable Lien with respect to the Property described therein under Colorado law and secures the Loan, including, without limitation, all future Advances that may be made by the Lenders pursuant to the LSA. Each of the Assignment of Declarant's Rights and the Collateral Assignment is effective to create a valid and enforceable Lien with respect to the Property described therein under Colorado law and secures the Loan, including, without limitation, all future Advances that may be made by the Lenders pursuant to the LSA.

     5. When executed by the Borrower, acknowledged and recorded together with the plat and plans in respect thereof in the real property records of Routt County, Colorado in accordance with the Act, the Declaration (with the Bylaws attached thereto) is sufficient to create a time-span estate condominium project under the Act.

     5. The Steamboat Association has been duly formed as a nonprofit corporation, is validly existing and is in good standing, in each case, under applicable Colorado law.

     The foregoing opinions are based on, and are limited to, the law of the State of Colorado and the relevant law of the United States of America as they presently exist.

                                   Schedule K

                            Inside Counsel's Opinion

                                                                          (Date)


Textron Financial Corporation, as Administrative Agent and on behalf of the Lenders (as defined below)
333 East River Drive
East Hartford, CT 06108


     Re: Loan and Security Agreement (as amended from time to time, the "LSA") among Textron Financial Corporation, as Administrative Agent, ("Administrative Agent"), Grand Summit Resort Properties, Inc., as borrower ("Borrower"), Textron Financial Corporation, as lender, and the other lenders party thereto (Textron Financial Corporation and the other lenders are referred to, collectively, as the "Lenders"), dated as of September 1, 1998 - $145,000,000 loan facility (the "Loan")

Ladies and Gentlemen:

     I am the  [general]  counsel  for the  Borrower.  In  connection  with  the transactions contemplated by the LSA, I have represented the Borrower. Capitalized term used but not defined herein are used with the meanings assigned to them in the LSA.

     You have requested that I opine as to the continued enforceability of the LSA and the other Security Documents under Maine law in respect of the Steamboat Project after giving effect to the Administrative Agent's execution and delivery of that certain Subordination Agreement of even date herewith, as contemplated in Section 3.16 of the LSA, and the execution and delivery by the parties to the LSA of the Fourth Amendment Agreement of even date herewith.

     In connection with my representation of the Borrower and for purposes of this opinion, I have made such investigations of law and fact as I have deemed necessary and relevant as a basis for my opinion hereinafter set forth, and have examined originals or copies identified to my satisfaction of the following documents:

          (a)      the LSA including the Fourth Amendment Agreement thereto;

          (b)      the Blanket Mortgage for the Steamboat Project;

          (c)      the Assignment of Rent for the Steamboat Project;

          (d) the Subordination Agreement of even date herewith executed by the Administrative Agent;

          (e)      the  Assignment  of  Declarant's  Rights  for  the  Steamboat
     Project,

          (f) a Promissory Note (the "Parking Unit Note") made by the Steamboat Association to the order of Borrower in the stated principal amount of $6,500,000 and the Deed of Trust, Assignment of Rents and Security Agreement securing the same (collectively, the "Parking Unit Deed of Trust;" the Parking Unit Note and the Parking Unit Deed of Trust are referred to herein, collectively, as the "Parking Unit Financing Documents"); and

          (i) Collateral Assignment (the "Collateral Assignment") of the Parking Unit Financing Documents.

          In rendering my opinion, I have made such investigations of law as I have deemed necessary and relevant as a basis for my opinion, and I have assumed, with your concurrence, the following:

          (i) the authenticity of all documents submitted to me as originals;

          (ii) the conformity of any documents submitted to me as copies to their respective authentic originals;

          (iii) the authenticity of all signatures (other than those of officers and directors of Borrower);

          (iv) as to each Person other than the Borrower, the power and authority of such Person to execute and deliver, and the due authorization, execution and delivery by such Person of, all documents, instruments and agreements to which such Person is a party; and

          (v) that the Borrower is the owner of the Collateral and has rights therein.

     Based upon the foregoing, it is my opinion that the LSA, as amended by the Fourth Amendment Agreement, the Blanket Mortgage for the Steamboat Project, the Assignment of Rents for the Steamboat Project, the Assignment of Declarant's Rights for the Steamboat Project and the Collateral Assignment constitute, to the extent Maine law is applicable thereto, the valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     The opinion set forth above is subject to the following qualifications and assumptions:

          (i) the enforceability of any obligation of the Borrower may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws or rules of law or equity affecting the enforcement generally of creditors rights and remedies, the discretion of the Court before which equitable relief is requested, and laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

          (ii) no opinion is given herein as to the enforceability of any provision of any agreement relating to confirming jurisdiction of, or venue in, any court, waivers of jury trials, defenses or other remedies, or establishing evidentiary standards;

          (iii) no opinion is given herein as to whether any provision of the above documents or any right granted to the Administrative Agent pursuant thereto is specifically enforceable in equity or as to the availability of any specific remedies;

          (iv) no opinion is given as to security interests in (a) any bank accounts or policies of insurance (except to the extent proceeds thereof are subject to Article 9 of the Uniform Commercial Code), or (b) any contracts, licenses or permits not assignable or limited in assignability by their terms or by law, except for any account or a general intangible for money due or to become due thereunder;

          (v) the enforcement of any of your rights will in all cases be subject
     (a) to your implied duty of good faith and fair dealing and (b) as to any of your rights to collateral security, to your duty to act in a commercially reasonably manner;

          (vi) no opinion is expressed as to whether a court will enforce your rights to exercise remedies upon the happening of a nonmaterial breach of the Security Documents (including material breaches of nonmaterial provisions thereof);

          (vii) no opinion is expressed as to the enforceability of any indemnity, hold harmless, exculpation or contribution obligation to the extent that such indemnity, hold harmless, exculpation, contribution or reimbursement obligation is, with respect to any action, omission, event or circumstance, contrary to public policy, or which prospectively releases a party from liability for its wrongful or negligent acts;

          (viii) no opinion is expressed as to the enforceability of any provision of the above documents which purports to grant a power of attorney in favor the Administrative Agent in connection with the collection of rent or otherwise;

          (ix) no opinion is expressed as to the effect of the following on enforceability of the above documents;

               (I) avoidance of liens granted on property of the Borrower Property under the U.S. Bankruptcy Code or the Maine Uniform Fraudulent Transfers Act (or similar statutory or common law schemes of Vermont or New Hampshire) as a fraudulent or preferential transfer for less than reasonably equivalent value or transfers made while the transferor was insolvent or which render the transferor insolvent; or

               (II) avoidance of liens granted on Property of the Borrower under the doctrine of equitable subordination.

          (x) no opinion is expressed as to individual remedial provisions of the above documents, which may be limited or rendered unenforceable by applicable laws or interpretations; however in my opinion such laws and interpretations do not, subject to the other assumptions, qualifications and exceptions and limitations of this letter, affect the overall validity of such documents or interfere with substantial realization of the principal benefits purported to be provided by such documents;

          (xi) the rights of the Administrative Agent to take possession of the Collateral may be limited to circumstances in which the Administrative Agent can take possession "peaceably" and without use of force;

          (xii) determination of damages and entitlement to reimbursement for costs and expenses (including, without limitation, attorneys' fees) is within the judicial discretion of the court before which such relief is requested;

          (xiii) the statutes of Maine provide that the acceptance by a secured lender of anything of value for application against mortgage debt during the pendency of a foreclosure action shall, in the absence of an agreement to the contrary, waive the foreclosure action; therefore provisions of any Mortgage purporting to provide such an agreement to the contrary may not be enforceable unless affirmed or ratified by the Borrower at the time partial payments are made and received during the pendency of foreclosure;

          (xiv) pursuant to the holding of the Maine Supreme Judicial Court in Canal National Bank v. Becker, 431 A.2d 71 (Me. 1981), a mortgagor is permitted to introduce parole evidence to show that the parties did not intend an advance made subsequent to the recording of a mortgage to be secured by a previously granted mortgage, and, to this extent, evidence may be admitted to vary the terms of any of the Security Documents;

          (xv) no opinion is expressed with respect to the validity or enforceability of provisions of any of the Security Documents purporting to render ineffective an otherwise valid waiver of the terms of such Security Document on account of the lack of a writing;

          (xvi) assignment to the Administrative Agent of any interest in a Borrower's trademarks in connection with a foreclosure proceeding or otherwise will be invalid unless the Administrative Agent is also at such time in possession of the good will associated with said trademarks and sufficient assets of Borrower's business to reproduce the goods and/or services designated by such trademarks;

          (xvii) no opinion is expressed as to whether or not the after acquired property provisions of the above documents give rise to a valid lien in subsequent specific trademark and/or patent applications and/or registrations without recordation of an instrument specifically describing the same and the Administrative Agent's interest therein and subjecting such interest to the lien created by said security documents; and

          (xviii) no opinion is expressed as to any provision of the above documents which provides for the payment of interest on interest (other than the funding by Lenders of construction period interest or the funding of transactional costs as set forth in the LSA) or increased rates of interest in the event of a default and/or late charges upon delinquency in payments or in the event of a default, liquidation damages or prepayment of premiums, if any, to the extent they are deemed to be penalties or forfeitures, or authorizes the Lenders to set-off and apply any deposits at any time held, and any other indebtedness at any time owing, by the Lenders to or for the account of the Borrower. Although a right of set off is not contrary to law, I call your attention to a lender's obligation of good faith and fair dealing and the possibility that unilateral exercise of a right of set off could, in certain circumstances, be deemed contrary to that obligation or public policy.

          (xix) no opinion is expressed as to the effect on this opinion of: (i) the compliance or non-compliance of the Lenders with any state, federal or other laws or regulations applicable to it; or (ii) the legal or regulatory status or the nature of the business of the Lenders.

     This opinion is provided solely for the benefit of the addressees hereof, their successors or assigns, for use in connection with the execution and delivery of the aforesaid Subordination Agreement, and no other person may rely upon this opinion without my prior written consent.